GRANITESHARES ETF TRUST

GRANITESHARES FUND	TICKER SYMBOL
GRANITESHARES 2x LONG PLTR Daily ETF	PTIR

SUPPLEMENT DATED JUNE 26, 2025

TO THE SUMMARY PRSPECTUSES, PROSPECTUS, AND SATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated MARCH 17, 2025, AS LAST REVISED

After the close of the markets on July 08, 2025 (the “Payable Date”), the Fund will effect a forward split of its issued and outstanding shares as follows:

Fund Name	Ticker	CUSIP	Forward Split Ratio	Approximate increase in total number of outstanding shares
GraniteShares 2x Long PLTR Daily ETF	PTIR	38747R710	15 for 1	1,400%

As a result of the share split, shareholders of the Fund will receive fifteen shares for each share held as indicated in the table above. Accordingly, the number of the Fund’s issued and outstanding shares will increase by the approximate percentage indicated above.

The ticker and CUSIP will not be affected by the transaction.

The share split will apply to shareholders of record as of the close of the NASDAQ Stock Market. (the “NASDAQ”) on July 08, 2025 (the “Record Date”), payable after the close of the NASDAQ on the Payable Date. Shares of the Funds will begin trading on the NASDAQ on a split-adjusted basis on July 09, 2025 (the “Ex-Date”). On the Ex-Date, the opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the share split. However, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-fifteenth. The table below illustrates the effect of a hypothetical fifteen-for-one split on a shareholder’s investment.

15-for-1 forward split

Period	# of shares owned	Hypothetical NAV		Total Market Value
Pre-Split	10	US$	300	US$	3,000
Post-Split	150	US$	20	US$	3,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the forward split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of the Fund’s record owners.

The share splits will not result in a taxable transaction for holders of the Fund’s shares. No transaction fees will be imposed on shareholders in connection with the share splits.

* * *

Investors Should Retain This Supplement for Future Reference